Filed Pursuant to Rule 497(e)
File No. 333-195493; 811-22961

ValueShares International Quantitative Value ETF
(the “Fund”)

a series of Alpha Architect ETF Trust
(the “Trust”)

December 12, 2014

Supplement to the
Prospectus and Statement of Additional Information
dated October 20, 2014

Effective on or about December 16, 2014, shares of the ValueShares International Quantitative Value ETF (Ticker: IVAL) will be offered for sale and available for purchase.

Additionally, effective immediately, Quinn Law Group, LLC, 1515 Market Street, Suite 1200, Philadelphia, PA 19102, serves as legal counsel to the Trust.  References in the Prospectus and Statement of Additional Information (“SAI”) to the Trust’s prior legal counsel should be disregarded in their entirely.

Please retain this Supplement with your Prospectus and SAI.